Summary Of Significant Accounting Policies	12 Months Ended
Mar. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Basis of Consolidation

     The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions are eliminated. Certain reclassifications of prior years' amounts have been made to conform to the current year presentation. These reclassifications had no effect on net income, cash flows from operating activities or stockholders' equity.

       The Company's fiscal year begins on April 1 and ends on March 31. When the Company refers to a particular fiscal year, it is referring to the fiscal year beginning on April 1 of that same year. For example, fiscal 2010 refers to the fiscal year beginning on April 1, 2010. Other fiscal years follow similarly.

Restatements of Unaudited Condensed Consolidated Financial Statements

     The Company previously restated its unaudited condensed consolidated financial statements for the fiscal quarters ended September 30, 2010 and December 31, 2010 as reflected in amended Quarterly Reports on Form 10-Q for the applicable periods. The restatements related to the Company's determination that revenues were incorrectly recorded in the second quarter of fiscal 2010 for certain of the Company's customers in China as the fee for shipments of products to these customers was not fixed or determinable or collectability was not reasonably assured at the time of shipment. Further, as a result of aging receivables and other negative events surrounding the customer relationship, the Company concluded that revenue related to shipments to Sinovel, was incorrectly recorded in the third quarter of fiscal 2010 as collectability was not reasonably assured at the time of shipments. As a result, accounting errors were identified that affected the Company's reported results for the quarters ended September 30, 2010 and December 31, 2010. For these customers, the Company has restated revenues based on a cash basis of accounting with cash applied first against accounts receivable balances, as in the case of Sinovel as of September 30, 2010, then costs of shipments (inventory and value added taxes) before recognizing any gross margin. For certain Chinese customers other than Sinovel, the Company has determined that this method of accounting should have been applied for shipments after August 31, 2010. For Sinovel, the Company has determined that this method of accounting should have been applied for shipments after September 30, 2010. The Company had previously recognized revenues in the quarters ended September 30, 2010 and December 31, 2010 based on the receipt of shipments by these customers but prior to the Company's receipt of payment for such shipments.

     In connection with the errors identified by the Company resulting in the restatement of the Company's unaudited condensed consolidated financial statements for the quarterly periods ending September 30, 2010 and December 31, 2010, the Company identified control deficiencies in its internal controls that constitute material weaknesses. The deficiencies center on its controls over its revenue and accounts receivable balances, as fees were not fixed or determinable or collectability was not reasonably assured at the time revenue was recognized. As a result of these deficiencies, the Company determined that its disclosure controls and procedures were ineffective as of September 30, 2010, December 31, 2010, March 31, 2011, and June 30, 2011.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles of the United States of America, ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The Company bases its estimates on historical experience and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. On an ongoing basis, the Company evaluates its estimates, including those related to revenue recognition, collectability of receivables, realizability of inventory, goodwill and intangible assets, warranty provisions, stock-based compensation, tax reserves, and deferred tax assets. Provisions for depreciation are based on their estimated useful lives using the straight-line method. Some of these estimates can be subjective and complex and, consequently, actual results may differ from these estimates under different assumptions or conditions. While for any given estimate or assumption made by the Company's management there may be other estimates or assumptions that are reasonable, the Company believes that, given the current facts and circumstances, it is unlikely that applying any such other reasonable estimate or assumption would materially impact the financial statements.

Cash Equivalents

     The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. Cash equivalents consist principally of certificates of deposits and money market accounts.

Marketable Securities

     Marketable securities consist primarily of government-backed securities and commercial paper. The Company's marketable securities generally have maturities of greater than three months from original purchase date but less than twelve months from the date of the balance sheet. The Company determines the appropriate classification of its marketable securities at the time of purchase and re-evaluates such classification as of each balance sheet date. All marketable securities are considered available-for-sale and are carried at fair value. Fair values are based on quoted market prices. The unrealized gains and losses related to these securities are included in accumulated other comprehensive income (loss). When securities are sold, the cost is determined based on the specific identification method and realized gains and losses are included in interest income, net. The Company periodically reviews the realizability of each short and long-term marketable security when impairment indicators exist with respect to the security. If an other-than-temporary impairment of value of the security exists, the carrying value of the security is written down to its estimated fair value.

Accounts Receivable

     Accounts receivable consist of amounts owed by commercial companies and government agencies. Accounts receivable are stated net of allowances for doubtful accounts. The Company's accounts receivable relate principally to a limited number of customers. Changes in the financial condition or operations of our customers may result in increased delayed payments or non-payments which would adversely impact its cash flows from operating activities and/or its results of operations. As such the Company may require collateral, advanced payment or other security based upon the customer history and/or creditworthiness. In determining the allowance for doubtful accounts, the Company evaluates the collectability of accounts receivable based primarily on the probability of recoverability based on historical collection and write-off experience, the age of past due receivables, specific customer circumstances, and current economic trends. If the financial condition of the Company's customers were to deteriorate, resulting in an impairment of their ability to make payment, additional allowances may be required. Failure to accurately estimate the losses for doubtful accounts and ensure that payments are received on a timely basis could have a material adverse effect on the Company's business, financial condition and results of operations.

As of March 31, 2011 and 2010, Sinovel represented 0% and 61% of the total accounts receivable balance, respectively.

Inventory

     Inventories include material, direct labor and related manufacturing overhead, and are stated at the lower of cost or market determined on a first-in, first-out basis. The Company records inventory when it takes delivery and title to the product.

     Program costs may be deferred and recorded as inventory on contracts on which costs are incurred in excess of approved contractual amounts and/or funding, if future recovery of the costs is deemed probable.

     At each balance sheet date, the Company evaluates its ending inventories for excess quantities and obsolescence. Inventories that management consider excess or obsolete are written down. Management considers forecasted demand in relation to the inventory on hand, competitiveness of product offerings, market conditions and product life cycles when determining excess and obsolescence and net realizable value adjustments. Once inventory is written down and a new cost basis is established, it is not written back up if demand increases.

     The Company recorded an inventory write-down of approximately $63.9 million during fiscal 2010 based on its evaluation of forecasted demand in relation to the inventory on hand and market conditions surrounding its products as a result of the assumption that Sinovel and certain other customers in China will fail to meet their contractual obligations and demand that was previously forecasted will fail to materialize. If in any period the Company is able to sell inventories that had been written down in a previous period, related revenues would be recorded without any offsetting charge to cost of revenues, resulting in a net benefit to its gross margin in that period.

Purchase commitments

     The Company periodically enters into non-cancelable purchase contracts in order to ensure the availability of materials to support production of its products. The Company periodically assesses the need to provide for impairment on these purchase contracts and record a loss on purchase commitments when required. During the fourth quarter of fiscal 2010, the Company recorded losses of $38.8 million to cost of revenues as a result of commitments to purchase materials that were in excess of its estimated future demand from certain of its customers in China.

Derivatives

     The Company's foreign currency risk management strategy is principally designed to mitigate the potential financial impact of changes in the value of transactions and balances denominated in foreign currency resulting from changes in foreign currency exchange rates. The Company's foreign currency hedging program uses both forward contracts and currency options to manage the foreign currency exposures that exist as part of its ongoing business operations. The Company does not enter into derivative instruments for trading or speculative purposes.

Cash Flow Hedges

     The Company hedges a portion of its intercompany sales of inventory over a maximum period of 15 months using forward foreign currency exchange contracts, accounted for as cash flow hedges, to mitigate the impact of volatility associated with foreign currency transactions.

     For forward foreign exchange contracts that are designated as cash flow hedges, if they are effective in offsetting the variability of the hedged cash flows, and otherwise meet the hedge accounting criteria, changes in the derivatives value are not included in current earnings but are included in other comprehensive income in stockholders' equity. The changes in fair value will subsequently be reclassified into earnings as a component of cost of revenues, as applicable, when the forecasted transaction occurs. Effectiveness is assessed at the inception of the hedge and on a quarterly basis. To the extent that a previously forecasted transaction is no longer an effective hedge, any ineffectiveness measured in the hedging relationship is recorded in earnings in the period the ineffectiveness occurs. Realized gains and losses resulting from these cash flow hedges offset the foreign exchange gains and losses on the underlying transactions being hedged. Gains and losses on derivatives not designated for hedge accounting or representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in other income (expense), net. The assessments determine whether derivatives designated as qualifying hedges continue to be highly effective in offsetting changes in the cash flows of hedged items. Any ineffective portion of the change in fair value is included in current period earnings. Cash flow hedge accounting is deemed ineffective when the forecasted transaction is no longer probable of occurring on the originally forecasted date, or 60 days thereafter.

Balance Sheet Hedges

     In addition to cash flow hedges, the Company also enters into foreign currency forward exchange contracts to mitigate the impact of foreign exchange risk related to certain non-functional currency receivable balances in its foreign entities. The Company does not elect hedge accounting treatment for these hedges and consequently, changes in the fair value of these contracts are recorded within other income (expense), net, in the period which they occur.

     All derivatives, whether designated in a hedging relationship or not, are required to be recorded on the balance sheet at fair value. This guidance also requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met, and that the Company formally document, designate, and assess the effectiveness of transactions that receive hedge accounting. The effectiveness of the derivative as a hedging instrument is based on changes in its market value being highly correlated with changes in the market value of the underlying hedged item.

Property, Plant and Equipment

     Property, plant and equipment are carried at cost less accumulated depreciation and amortization. The Company accounts for depreciation and amortization using the straight-line method to allocate the cost of property, plant and equipment over their estimated useful lives as follows:

Asset classification	Estimated useful life in years
Building	40
Process upgrades to the building	10-40
Machinery and equipment	3-10
Furniture and fixtures	3-5
Leasehold improvements	Shorter of the estimated useful life or the remaining lease term

     Expenditures for maintenance and repairs are expensed as incurred. Upon retirement or other disposition of assets, the costs and related accumulated depreciation are eliminated from the accounts and the resulting gain or loss is reflected in operating expenses.

Goodwill

     The Company tests goodwill for impairment at least annually and more frequently upon the occurrence of certain events, which may indicate that impairment has occurred. The provisions of the accounting guidance for goodwill require that a two-step impairment test be performed on goodwill. In the first step, the Company compares the fair value, which is usually determined by the use of a discounted cash flow technique, of the reporting unit to its carrying value. If the fair value of the reporting unit exceeds the carrying value of the net assets of that reporting unit, goodwill is not impaired and the Company is not required to perform further testing. If the carrying value of the net assets assigned to the reporting unit exceeds the fair value of that unit, then the Company must perform the second step of the impairment test in order to determine the implied fair value of the reporting unit goodwill. If the carrying value of a reporting unit's goodwill exceeds it implied fair value, the Company records an impairment loss equal to the difference.

     The Company has determined that it has two reporting units to which goodwill is allocated – Windtec, China and International Subsidiaries ("Windtec") and Power Systems North America ("PSNA"). The Superconductor reporting unit does not have goodwill. Determining the fair value of a reporting unit is judgmental in nature, and usually involves the use of significant estimates and assumptions. These estimates and assumptions may include revenue growth rates and operating margins used to calculate projected future cash flows, risk-adjusted discount rates, future economic and market conditions, the determination of appropriate market comparables as well as the fair value of individual assets and liabilities. Consistent with prior years, the Company used an income approach, specifically a discounted cash flow ("DCF") method, to establish the fair value of the reporting units as of March 31, 2011. As in prior years, the Company used the most recent five year strategic plan approved by the Board of Directors as the initial basis of its analysis. Currently, the Company is not able to estimate additional cash flows to replace the loss of Sinovel revenues. As a result, the DCF for both reporting units yielded a negative fair value. In order to more appropriately consider fair values of the reporting units, the Company assessed the fair value of its Windtec and PSNA reporting units using a net asset approach whereby it estimated the fair value of the assets and liabilities attributable to each of the reporting units. Under this approach, the fair value of each asset and liability within Windtec and PSNA were determined based on the methodology the Company believes is most appropriate for each asset and liability. Significant estimates and judgments were involved in this assessment. Those estimates and judgments include the use of valuation methods for determining the fair value of the intangible assets assigned to each of the reporting units and the applicable assumptions included in those valuation methods such as financial projections, discount rates, royalty rates, tax rates and other related assumptions. Other significant estimates and judgments include the assumptions utilized to arrive at the market values of the fixed assets assigned to these reporting units and the realizability of other assets assigned to the reporting units.

     The Company performed its annual assessment of goodwill of the Windtec and PSNA reporting units on March 31, 2011. The Company's annual assessment date corresponded with a triggering event caused by the refusal by Sinovel to accept scheduled shipments from the Company on March 31, 2011. As a result of reductions in its internal revenue and operating forecasts related to Sinovel and certain of its other customers in China, the Company determined that the goodwill related to both the Windtec and PSNA reporting units were fully impaired. Accordingly, the Company recorded impairment charges of $42.1 million and $6.9 million for the Windtec and PSNA reporting units, respectively during the fourth quarter of fiscal 2010.

Valuation of Long-Lived Assets

     The Company periodically evaluates its long-lived assets consisting principally of fixed and amortizable intangible assets for potential impairment. In accordance with the applicable accounting guidance for the treatment of long-lived assets, the Company reviews the carrying value of its long-lived assets or asset group that is held and used, including intangible assets subject to amortization, for impairment whenever events and circumstances indicate that the carrying value of the assets may not be recoverable. Under the held and used approach, the asset or asset group to be tested for impairment should represent the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities. The determination of asset groups involves a significant amount of judgment, assumptions, and estimates. The Company has three asset groups, PSNA, Windtec and Superconductor based on the fact that the individual subsidiary companies that support each reporting unit are dependent on one another such that the lowest level of largely independent cash flows is the reporting unit level. The Company evaluates its long-lived assets whenever events or circumstances suggest that the carrying amount of an asset or group of assets may not be recoverable from the estimated undiscounted future cash flows.

     In the fourth quarter of fiscal 2010, as a result of reductions in the Company's revenue and cash flow forecasts related to Sinovel and certain of its other customers in China as well as potential goodwill impairment, the Company concluded that there were indicators of potential impairment of certain long-lived assets. As a result, the Company conducted an assessment of the recoverability of these assets. Recoverability of these assets is measured by comparison of the carrying value of the assets to the undiscounted cash flows estimated to be generated by those assets over their remaining book useful lives. Based on the initial impairment testing, which indicated that the assets were not recoverable, there was an indication that the Company's Windtec asset group and its corporate long-lived assets were impaired and, as a result, the Company performed additional analysis. An evaluation of the level of impairment, was made with respect to the Windtec asset group and the corporate long-lived assets by comparing the fair value of the long-lived assets in the Windtec asset group against their carrying value and by comparing the fair value of all of the Company's long-lived assets against their carrying value.

     The fair values of the Company's property and equipment were based on what it could reasonably expect to sell each asset for in an orderly liquidation setting. The determination of the fair values of the Company's property and equipment includes estimates and judgments regarding the marketability and ultimate sales price of individual assets. The Company utilized market data and approximations from comparable analyses to arrive at the estimated fair values of its property and equipment. The fair values of amortizable intangible assets related to completed technology and trade names were determined using the relief-from-royalty method over the estimated economic lives of those assets from the perspective of a market participant. The fair values of amortizable intangible assets related to customer relationships and backlog were determined using the excess earnings method over the estimated economic lives of those assets from the perspective of a market participant. The determination of the fair values of the Company's amortizable intangible assets involves significant judgments, assumptions, and estimates, including projections of future cash flows, the percentage of future revenues and cash flows attributable to the intangible assets and asset lives used to generate future cash flows. The Company used a revised five year plan based on the assumption that Sinovel will not be a customer. Future cash flows are based upon revenue growth rate assumptions consistent with industry expectations for the markets that its asset groups operate in.

     As a result of the Company's evaluation of the recoverability of its long-lived assets and amortizable intangible assets during the fourth quarter of fiscal 2010, the Company determined that certain of its property, plant and equipment and intangible assets in its Windtec asset group were impaired as their carrying value exceeded their fair value. Accordingly, the Company recorded an impairment charge of $1.0 million during the fourth quarter of fiscal 2010 of which $0.6 million related to its property and equipment and $0.4 million related to its customer-related intangibles. Further, the Company determined through this analysis that its corporate long-lived assets were not impaired as the fair values of all of its long-lived assets exceeded their carrying values.

Acquisition accounting

     Acquisitions completed prior to April 1, 2009 were accounted for using the purchase method per GAAP. Acquisitions completed subsequent to April 1, 2009 will be accounted for under the acquisition method. Under the purchase method, contingent consideration is recorded as goodwill only in the period in which the consideration is earned. Under the acquisition method we are required to estimate the fair value of contingent consideration as an assumed liability on the acquisition date by estimating the amount of the consideration and probability of the contingencies being met. This estimate is recorded as goodwill on the acquisition date and its value is assessed at each reporting date. Any subsequent change to the estimated fair value is reflected in earnings and not in goodwill. Under the purchase method we were able to record transaction costs related to the completion of the acquisition as goodwill. Under the acquisition method we are required to expense these costs as they are incurred. The Company has not completed an acquisition subsequent to April 1, 2009.

Equity Method Investments

     The Company uses the equity method of accounting for investments in entities in which it has an ownership interest in which it does not exercise a controlling interest in the operating and financial policies of an investee. Under this method, an investment is carried at the acquisition cost, plus the Company's equity in undistributed earnings or losses since acquisition.

Revenue Recognition

     The Company recognizes revenue for product sales upon customer acceptance, which can occur at the time of delivery, installation or post-installation, provided persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and the collectability is reasonably assured. Existing customers are subject to ongoing credit evaluations based on payment history and other factors. If it is determined during the arrangement that collectability is not reasonably assured, revenue is recognized on a cash basis of accounting.

     During fiscal 2010, the Company determined that revenues from certain of its customers in China during the second and third quarters were incorrectly recorded as the fee was not fixed or determinable or collectability was not reasonably assured at the time of shipment. For these customers, the Company has restated revenues based on a cash basis of accounting with cash applied first against accounts receivable balances, as in the case of Sinovel as of September 30, 2010, then costs of shipments (inventory and value added taxes) before recognizing any gross margin. The Company had previously recognized revenues in the quarters ended September 30, 2010 and December 31, 2010 based on the receipt of shipments by these customers but prior to its receipt of payment for such shipments.

     For certain arrangements, such as contracts to perform research and development, prototype development contracts and certain product sales, the Company records revenues using the percentage-of-completion method, measured by the relationship of costs incurred to total estimated contract costs. Percentage-of-completion revenue recognition accounting is predominantly used on long-term prototype development contracts with the U.S. government and certain commercial turnkey contracts. The Company follows this method since reasonably dependable estimates of the revenues and costs applicable to various stages of a contract can be made. However, the ability to reliably estimate total costs at completion is challenging, especially on long-term prototype development contracts, and could result in future changes in contract estimates. For contracts where reasonably dependable estimates of the revenues and costs cannot be made, the Company follows the completed-contract method.

     Certain of the Company's contracts involve retention amounts which are contingent upon meeting certain performance requirements through the expiration of the contract warranty periods. For contractual arrangements that involve retention, the Company recognizes revenue for these amounts when upon the expiration of the warranty period, meeting the performance requirements and when collection of the fee is reasonably assured.

     For sales that involve the delivery of multiple elements, we allocate revenue to each undelivered element based on the element's fair value as determined by vendor-specific objective evidence ("VSOE"), which is the price charged when that element is sold separately, or third-party evidence ("TPE"). When VSOE and TPE are unavailable, fair value is based on our best estimate of selling price. When our estimates are used to determine fair value, management makes its estimates using reasonable and objective evidence to determine the price. We review VSOE and TPE at least annually. If we conclude we are unable to establish fair values for one or more undelivered elements within a multiple-element arrangement using VSOE then we use TPE or our best estimate of the selling price for that unit of accounting, being the price at which the vendor would transact if the unit of accounting were sold by the vendor regularly on a standalone basis. We adopted this new accounting standard on April 1, 2010 using the prospective method, and the adoption did not have a material impact on our consolidated financial statements.

     The Company occasionally enters into construction contracts that include a performance bond. As these contracts progress, the Company continually assesses the probability of a payout from the performance bond. Should the Company determine that such a payout is likely, the Company would record a liability. The Company would reduce revenue to the extent a liability is recorded.

     The Company enters into certain arrangements to license its technologies and to provide training services. The Company has determined that the license has no stand alone value to the customer and is not separable from the training. Accordingly, the Company accounts for these arrangements as a single unit of accounting, following the revenue recognition pattern of the last deliverable of the arrangement and recognizes revenue over the period of the Company's performance and milestones that have been achieved. Costs for these arrangements are expensed as incurred.

     The Company has elected to record taxes collected from customers on a net basis and does not include tax amounts in revenue or costs of revenue.

Customer deposits received in advance of revenue recognition are recorded as deferred revenue until customer acceptance is received. Deferred revenue also represents the amount billed to and/or collected from commercial and government customers on contracts which permit billings to occur in advance of contract performance/revenue recognition.

Product Warranty

     Warranty obligations are incurred in connection with the sale of the Company's products. The Company generally provides a one to three year warranty on its products, commencing upon installation. The costs incurred to provide for these warranty obligations are estimated and recorded as an accrued liability at the time of sale. Future warranty costs are estimated based on historical performance rates and related costs to repair given products. The accounting estimate related to product warranty involves judgment in determining future estimated warranty costs. Should actual performance rates or repair costs differ from estimates, revision to the estimated warranty liability would be required.

Research and Development Costs

Research and development costs are expensed as incurred.

Income Taxes

     The Company's provision for income taxes is composed of a current and a deferred portion. The current income tax provision is calculated as the estimated taxes payable or refundable on tax returns for the current year. The deferred income tax provision is calculated for the estimated future tax effects attributable to temporary differences and carryforwards using expected tax rates in effect in the years during which the differences are expected to reverse.

     Deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each fiscal year end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce net deferred tax assets to the amount expected to be realized. The Company has provided a valuation allowance against its deferred income tax assets since the Company believes that it is more likely than not that these deferred tax assets are not currently realizable due to the net operating losses incurred by the Company since its inception and uncertainty around profitability in the future.

     Accounting for income taxes requires a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if, based on the technical merits, it is more likely than not that the position will be sustained upon audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate settlement. The Company reevaluates these uncertain tax positions on a quarterly basis. This evaluation is based on factors including, but not limited to, changes in facts or circumstances, changes in tax law, effectively settled issues under audit and new audit activity. Any changes in these factors could result in the recognition of a tax benefit or an additional charge to the tax provision. The Company includes interest and penalties related to gross unrecognized tax benefits within the provision for income taxes.

Stock-Based Compensation

     The Company accounts for stock-based payment transactions using a fair value-based method and recognizes the related expense in the results of operations.

     Stock-based compensation is estimated at the grant date based on the fair value of the award and is recognized as expense over the requisite service period of the award. The fair value of restricted stock awards is determined by reference to the fair market value of the Company's common stock on the date of grant. The Company uses the Black-Scholes option pricing model to estimate the fair value of awards with service and performance conditions. For awards with service conditions only, the Company recognizes compensation cost on a straight-line basis over the requisite service/vesting period. The Company uses the lattice model to value market condition awards. For awards with market conditions with a single cliff vest feature, the Company recognizes compensation costs on a straight-line basis over the requisite service period. For awards with performance condition, accruals of compensation cost are made based on the probable outcome of the performance conditions. The cumulative effect of changes in the probability outcomes are recorded in the period in which the changes occur.

     Determining the appropriate fair value model and related assumptions requires judgment, including estimating stock price volatilities of the Company's common stock and expected terms. The expected volatility rates are estimated based on historical and implied volatilities of the Company's common stock. The expected term represents the average time that the options that vest are expected to be outstanding based on the vesting provisions and the Company's historical exercise, cancellation and expiration patterns.

     The Company estimates pre-vesting forfeitures when recognizing compensation expense based on historical and forward-looking factors. Changes in estimated forfeiture rates and differences between estimated forfeiture rates and actual experience may result in significant, unanticipated increases or decreases in stock-based compensation expense from period to period. The termination of employment of certain employees who hold large numbers of stock-based awards may also have a significant, unanticipated impact on forfeiture experience and, therefore, on stock-based compensation expense. The Company will update these assumptions on at least an annual basis and on an interim basis if significant changes to the assumptions are warranted.

Computation of Net (Loss) Income per Common Share

     Basic net (loss) income per share ("EPS") is computed by dividing net (loss) income by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing the net (loss) income by the weighted-average number of common shares and dilutive common equivalent shares outstanding during the period, calculated using the treasury stock method. Common equivalent shares include the effect of restricted stock, exercise of stock options and warrants and contingently issuable shares. For the fiscal years ended March 31, 2011, 2010, and 2009, common equivalent shares of 2,631,251, 688,300, and 3,316,629, respectively, were not included in the calculation of diluted EPS as they were considered antidilutive. The following table reconciles the numerators and denominators of the EPS calculation for the fiscal years ended March 31, 2011, 2010, and 2009 (in thousands except per share amounts):

	Year ended March 31,
	2011	2010	2009

Numerator:
Net (loss) income	$(186,284)	$16,248	$(16,635)
Denominator:
Weighted-average shares of common stock outstanding	47,750	44,493	43,323
Weighted-average shares subject to repurchase	(647)	(48)	(605)
Sharesusedinper-sharecalculation basic	47,103	44,445	42,718
Dilutive effect of employee equity incentive plans	-	845	-
Sharesusedinper-sharecalculation diluted	47,103	45,290	42,718
Net(loss)incomepershare basic	$(3.95)	$0.37	$(0.39)
Net(loss)incomepershare diluted	$(3.95)	$0.36	$(0.39)

Foreign Currency Translation

     The functional currency of all the Company's foreign subsidiaries is the U.S. dollar, except for AMSC Windtec, for which the local currency (Euro) is the functional currency, and AMSC China, for which the local currency (Renminbi) is the functional currency. The assets and liabilities of AMSC Windtec and AMSC China are translated into U.S. dollars at the exchange rate in effect at the balance sheet date and income and expense items are translated at average rates for the period. Cumulative translation adjustments are excluded from net income (loss) and shown as a separate component of stockholders' equity. Net foreign currency transaction and hedging gains (losses), are included in net (loss) income and were $8.0 million, ($2.5) million and ($1.1) million for the fiscal years ended March 31, 2011, 2010 and 2009 respectively. The Company has no restrictions on the foreign exchange activities of its foreign subsidiaries, including the payment of dividends and other distributions.

Risks and Uncertainties

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates and would impact future results of operations and cash flows.

     The Company invests its available cash with high-credit, quality financial instruments and invests primarily in investment grade-marketable securities, including, but not limited to, government obligations, money market funds and corporate debt instruments.

     Several of the Company's government contracts are being funded incrementally, and as such, are subject to the future authorization, appropriation, and availability of government funding. The Company has a history of successfully obtaining financing under incrementally-funded contracts with the U.S. government and it expects to continue to receive additional contract modifications in the fiscal year ending March 31, 2012 and beyond as incremental funding is authorized and appropriated by the government.

Contingencies

     From time to time, the Company may be involved in legal and administrative proceedings and claims of various types. The Company records a liability in its consolidated financial statements for these matters when a loss is known or considered probable and the amount can be reasonably estimated. Management reviews these estimates in each accounting period as additional information is known and adjusts the loss provision when appropriate. If the loss is not probable or cannot be reasonably estimated, a liability is not recorded in the consolidated financial statements. If, with respect to a matter, it is not both probable to result in liability and the amount of loss cannot be reasonably estimated, an estimate of possible loss or range of loss shall be disclosed unless such an estimate cannot be made. The Company does not recognize gain contingencies until they are realized. Legal costs incurred in connection with loss contingencies are expensed as incurred. (See Note 12, "Commitments and Contingencies," for further information regarding the Company's pending litigation.)

Disclosure of Fair Value of Financial Instruments

     The Company's financial instruments consist principally of cash and cash equivalents, marketable securities, accounts receivable, accounts payable and accrued expenses. The carrying amounts of these instruments approximate fair value.